General	12 Months Ended
Dec. 31, 2018
General [Abstract]
GENERAL

NOTE 1—GENERAL

A.	CollPlant Holdings Ltd. is a regenerative medicine company focused on developing and commercializing tissue repair products, initially for three-dimensional bio-printing of tissues and organs, dermal fillers for, aesthetics, orthobiologics and advanced wound care markets. CollPlant’s products are based on its rhCollagen, a form of human collagen produced with CollPlant’s proprietary plant-based genetic engineering technology. The Company sales includes sales of (i) the BioInk product for the development of 3D bioprinting of organs and tissues and (ii) sales in Europe of the products for tendinopathy and wound healing, that received during 2016 a CE approval that enables their marketing in Europe.

The Company operates through CollPlant Ltd., a wholly-owned subsidiary (CollPlant Holdings Limited and CollPlant Ltd. will be referred to hereinafter as “the Company” and “CollPlant”, respectively).

The address of the Company’s registered office is 4 Oppenheimer St., Science Park, Rehovot, Israel. Since January 31, 2018, the Company’s American Depositary Shares (“ADSs”) commenced trading on the Nasdaq Capital Market. Each ADS represents 50 ordinary shares. On October 29, 2018 the Company’s ordinary shares delisted from the Tel Aviv Stock Exchange (“TASE”).

The Company has an accumulated deficit as of December 31, 2018, as well as a history of net losses and negative operating cash flows in recent years. The Company has an accumulated deficit of approximately NIS 184.7 million as of December 31, 2018. The Company expects to continue incurring losses and negative cash flows from operations until its products (primarily BioInk) reach commercial profitability. As a result of these expected losses and negative cash flows from operations, along with the Company’s current cash position, the Company does not have sufficient cash to meet its liquidity requirements for the following twelve months. Consequently, there is substantial doubt about the Company’s ability to continue as a going concern. These financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the continued commercialization of the Company’s products and raising capital through the sale of additional equity securities, debt or capital inflows from strategic partnerships. There are no assurances however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in commercializing its products and raising capital, it may need to reduce activities, curtail or cease operations.

B.	Convenience translation into U.S. dollars (“dollars”, “USD” or “$”)

For the convenience of the reader, the reported New Israeli Shekel (“NIS”) amounts as of December 31, 2018 and for the year then ended have been translated into U.S. dollars at the Bank of Israel’s representative rate of exchange for December 31, 2018 ($1 = NIS 3.748). The dollar amounts presented in these financial statements should not be construed as representing amounts that are receivable or payable in dollars or convertible into dollars, unless otherwise indicated.

C.	Approval of financial statements

These consolidated financial statements were approved by the board of directors on March 31, 2019.